Exhibit 10.2

Execution Copy

COMMON STOCK PURCHASE AGREEMENT

COMMON STOCK PURCHASE AGREEMENT, dated as of September 15, 2013, by and between American Realty Capital Properties, Inc., a Maryland corporation (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”). Unless otherwise defined, capitalized terms used in this Agreement are defined in Section 7; references to an “Exhibit” are, unless otherwise specified, to an Exhibit attached to this Agreement; references to a “Schedule” are, unless otherwise specified, to a Schedule attached to this Agreement; references to a “Section” are, unless otherwise specified, to a section of this Agreement.

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors respectively agree, as follows:

1.          Agreement to Sell and Purchase the Common Shares.

1.1.          At the Closing provided for in Section 2, subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, will purchase, and the Company will sell to each Investor, that aggregate number of the Company’s Common Stock, par value $.01 per share (the “Common Stock”) set forth on such Investor’s signature page to this Agreement (which aggregate amount for all Investors together shall be 15,126,860 shares of Common Stock and shall collectively be referred to herein as the “Common Shares”).

1.2.          The purchase price per Common Share shall be $12.29 per share.

2.          Closing. The purchase and delivery of the Common Shares to be purchased by the Investors shall take place at the offices of Proskauer Rose LLP, 11 Times Square, New York, New York 10036, at a closing (the “Closing”) on the Closing Date. At the Closing, the Company will deliver or cause to be delivered to each of the Investors the Common Shares to be purchased by it against payment of the purchase price set forth on such Investor’s signature page to this Agreement. Payment of such purchase price by each Investor shall be by wire transfer of immediately available funds to such account(s) designated by the Company to the Investors in writing at least one business day prior to the Closing or as may otherwise be agreed to by the Company and the Investors. If at the Closing (i) the Company fails to tender to the Investors any of the Common Shares to be purchased as provided in this Section 2 or (ii) the Investors fail to tender the purchase price for the Common Shares to the Company, the Investors or the Company, as the case may be, shall, at their election, be relieved of all further obligations under this Agreement (only as it relates to such non-tendering Investor), without thereby waiving any other rights each may have by reason of such failure or such non-fulfillment.

3.            Conditions to Closing.

3.1.          Conditions Precedent to Obligations of the Investors on the Closing Date. The obligation of the Investors to purchase and pay for the Common Shares to be sold to it at the Closing is subject to the fulfillment prior to or at the Closing of the following conditions, any or all of which may be waived in writing at the option of the Investors:

(a)          Representations and Warranties. The representations and warranties of the Company contained in Section 4 hereof (other than those that relate to a particular date or period earlier than the Closing Date) shall be correct in all material respects when made and at the time of the Closing, after giving effect to the sale of the Common Shares and the other transactions contemplated to be consummated at the Closing by this Agreement and the other Transaction Documents, except that any representation or warranty that relates to a particular date or period earlier than the Closing Date shall have been true in all material respects as of such date or period.

(b)          Performance. The Company shall have performed and complied with, in all material respects, all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

(c)          Closing Certificates. The Company shall have delivered to the Investors an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Section 3.1 (a) and (b) have been fulfilled.

(d)          Legal Investment. On the Closing Date, the purchase of the Common Shares by the Investors shall be permitted by the laws and regulations of the jurisdiction to which each of the Investors is subject (including, without limitation, Section 5 of the Securities Act) and shall not be enjoined (temporarily or permanently) under, prohibited by or contrary to any injunction, order or decree applicable to any of the Investors.

(e)          Proceedings and Documents. All corporate, partnership and other proceedings contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory to the Investors in form and substance, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as the Investors may reasonably request.

(f)           Related Matters. As of the Closing, none of the Company’s charter documents shall have been modified or amended since the date such documents were delivered to the Investor by the Company except for any such amendment or supplement to the Company’s Charter as is contemplated or necessitated by the transactions contemplated by the Preferred Stock Purchase Agreement, substantially in the form of Exhibit A-1 thereto.

(g)          Governmental and Third Party Permits, Consents, Etc. The Company shall have duly applied for and obtained all approvals, orders, licenses, consents and other authorizations (collectively, the “Approvals”) from each federal, state and local government and governmental agency, department or body, or pursuant to any agreement to which the Company is a party or to which it or any of its assets is subject, which may be required in connection with this Agreement and the other Transaction Documents.

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(h)          No Adverse U.S. Legislation, Action or Decision. No legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency of the United States, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in the reasonable judgment of the Investors, could have a Material Adverse Effect on the Company and the Subsidiaries on a consolidated basis. There shall be no action, suit, investigation or proceeding pending or threatened, against or affecting any of the Investors, any of their respective properties or rights, or any of their respective Affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement and the other Transaction Documents, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and there shall be no valid basis for any such action, proceeding or investigation.

(i)           The NASDAQ Stock Market Listing. As of the Closing, the listing of shares of the Common Stock on The NASDAQ Stock Market shall not have been terminated, nor shall the Company have been notified that such listing may be terminated or that any termination is contemplated. The NASDAQ Stock Market has approved the listing of the shares of Common Stock to be issued pursuant to the transactions contemplated by this Agreement.

(j)           Additional Certificates. The Investors shall have received a certificate, dated the Closing Date, from the Secretary (or Assistant Secretary) of the Company, substantially in the form of Exhibit B.

(k)          Transfer Agent Instructions. The Investors shall have received:

(i)          a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to (A) if physical certificates are required by the Investor, deliver, on an expedited basis, one or more stock certificates or (B) if physical certificates are not required by the Investor, make a book-entry record through the facilities of The Depository Trust Company, in each case free and clear of all restrictive and other legends (except as expressly provided in Section 6.1 hereof) and evidencing such number of Common Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor; and

(ii)         duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.

(l)           Legal Opinions. The Investors shall have received a legal opinion of Proskauer Rose, LLP, the Company’s counsel, and Venable LLP, the Company’s Maryland counsel, in the form of Exhibits D-1 and D-2 hereto, respectively, executed by such counsel and delivered to the Investors.

3.2.         Conditions Precedent to Obligations of the Company on the Closing Date. The Company’s obligation to issue the Common Shares at the Closing is subject to the fulfillment prior to or at the Closing of the following conditions, any or all of which may be waived in writing at the option of the Company:

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(a)          Representations and Warranties. The representations and warranties of the Investors in Section 5 hereof (other than those that relate to a particular date or period earlier than the Closing Date) shall be correct in all material respects when made and on the Closing Date and any representations or warranty that relates to a particular date or period earlier than the Closing Date shall have been true in all material respects as of such earlier date or period.

(b)          Performance. Each of the Investors shall have performed and complied with, in all material respect, all agreements and conditions contained in this Agreement required to be performed or complied with prior to or at the Closing.

(c)          Closing Certificate. Each of the Investors shall have delivered to the Company an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Section 3.2(a) and (b) have been fulfilled.

(d)          Related Matters. At the Closing, the Company shall have received payment in full for the Common Shares issued pursuant to this Agreement.

(e)          No Adverse U.S. Legislation, Action or Decision. No legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency of the United States, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in the Company’s reasonable judgment, could have a Material Adverse Effect on the Company and its Subsidiaries on a consolidated basis. There shall be no action, suit, investigation or proceeding pending or threatened against or affecting the Company, any of its properties or rights, or any of its Affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (1) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement and the other Transaction Documents, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and there shall be no valid basis for any such action, proceeding or investigation.

(f)           Governmental and Third Party Permits, Consents, Etc. Each Investor shall have duly applied for and obtained all Approvals from each federal, state and local government and Governmental agency, department or body, or pursuant to any agreement to which the Investor is a party or to which it or any of its assets is subject, which are be required in connection with this Agreement and the other Transaction Documents.

(g)          Proceeding and Documents. All corporate, partnership and other proceedings contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(h)          Closing Certificate. The Company shall have received a certificate, dated the Closing Date, from an executive officer, general partner or managing member of each Investor, substantially in the form of Exhibit C.

(i)           Legal Investment. On the Closing Date, the purchase by each of the Investors of the Common Shares shall be permitted by the laws and regulation of the jurisdiction to which each such Investor is subject (including, without limitation, Section 5 of the Securities Act) and shall not be enjoined (temporarily or permanently) under, prohibited by or contrary to any injunction, order or decree applicable to the Investor.

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(j)           The NASDAQ Stock Market Listing. As of the Closing, the listing of shares of Common Stock on The NASDAQ Stock Market shall not have been terminated, nor shall the Company have been notified that such listing may be terminated or that any termination is contemplated.

4.          Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to the Investors as follows:

4.1.          Organization and Qualification. The Company and each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X of the Securities Act) (a “Significant Subsidiary”) of which the Company owns, directly or indirectly, an interest, if any, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

4.2.          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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4.3.          No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Significant Subsidiary under the terms or conditions of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company or any Significant Subsidiary is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company or any Significant Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 5 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Significant Subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

4.4.          The Common Shares. The Common Shares are duly authorized and, when issued and paid for or exchanged for, as applicable, in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).

4.5.          Capitalization. Except as contemplated by this Agreement, the authorized capital stock of the Company is as set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and filed with the SEC on August 6, 2013. As of the date hereof, (i) 185,448,022 shares of Common Stock are issued and outstanding, (ii) no shares of the Company’s Series A Convertible Preferred Stock are issued and outstanding, (iii) no shares of the Company’s Series B Convertible Preferred Stock are issued and outstanding, (iv) 28,398,213 share of the Company’s Series C Convertible Preferred Stock are issued and outstanding and (v) no shares of Manager’s Stock are issued and outstanding. As of the Closing, (i) 201,985,912 shares of Common Stock will be issued and outstanding, (ii) no shares of the Company’s Series A Convertible Preferred Stock will be issued and outstanding, (iii) no shares of the Company’s Series B Convertible Preferred Stock will be issued and outstanding, (iv) no shares of the Company’s Series C Convertible Preferred Stock will be issued and outstanding, (v) 21,735,008 shares of the Company’s Series D Cumulative Convertible Preferred Stock will be issued and outstanding and (vi) no shares of Manager’s Stock will be issued and outstanding. Additionally, as of the date hereof, 9,612,586 common units of limited partnership interest in the form of “OP Units” in ARC Properties Operating Partnership, L.P. were issued and outstanding. As of the date hereof, and as of the Closing, all outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in the SEC Reports filed prior to the date hereof, the Company did not have outstanding at June 30, 2013 any other Options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any Common Shares, or securities or rights convertible or exchangeable into Common Shares. Except as disclosed in SEC Reports and as contemplated by this Agreement and the Series D Articles Supplementary, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue Common Shares or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in the SEC Reports filed prior to the date hereof and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 4.5 hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

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4.6.          SEC Reports; Financial Statements. Except as set forth in SEC Reports filed prior to the date hereof or on Schedule 4.6 hereto, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. Except as set forth on Schedule 4.6 hereto, of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and, except as set forth on Schedule 4.6 hereto, fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

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4.7.          Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports (other than forward-looking statements, risk factors and others statements cautionary in nature) filed prior to the date hereof or in Schedule 4.7 hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 4.7, “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

4.8.          No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Common Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Common Shares pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares pursuant to this Agreement. The Company has not engaged any placement agent or other agent in connection with the issuance of the Common Shares other than RCS.

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4.9.          Private Placement; Investment Company. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and issuance by the Company of the Common Shares as contemplated hereby or (ii) cause the offering of the Common Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, no registration under the Securities Act is required for the offer and issuance of the Common Shares by the Company to the Investors as contemplated hereby. The sale and issuance of the Common Shares hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.10.        Listing and Maintenance Requirements. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.11.        Registration Rights. Except as disclosed in the SEC Reports and as contemplated in the Preferred Stock Purchase Agreement, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other Governmental Authority that have not expired or been satisfied or waived. No Person has registration or “piggy-back” rights that would preempt or “cut-back” the registration rights granted to the Investors under this Agreement.

4.12.        Absence of Litigation. Except as disclosed in the SEC Reports (other than forward-looking statements, risk factors and others statements cautionary in nature) filed prior to the date hereof, to the Company’s knowledge, there is no action, suit, claim, Proceeding, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against or affecting the Company that could, individually or in the aggregate, to have a Material Adverse Effect.

4.13.        Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Investors’ ownership of the Common Shares.

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4.14.        Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) the Company is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) the Company is not in violation of any order of any court, arbitrator or governmental body, or (iii)  the Company is not and has not been in violation of any statute, rule or regulation of any Governmental Authority.

4.15.        Domestically Controlled REIT. To the Company’s knowledge and belief, the Company is, and the Company expects that it will be immediately after the Closing and after any conversion of the Series D Cumulative Convertible Preferred Stock, a “domestically controlled qualified investment entity” (within the meaning of Section 897(h)(4) of the Code, and, for the avoidance of doubt, taking into account the ownership of the Common Stock), provided, that in applying Section 897(h)(4)(B) of the Code for purposes of this representation, it shall be assumed that all persons who own stock in the Company as a result of the transactions contemplated by this Agreement are foreign persons.

4.16.        Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.17.        Sarbanes-Oxley Act. The Company is in compliance in all respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

4.18.        The NASDAQ Stock Market. The NASDAQ Stock Market has not objected to the terms and conditions of this Agreement and the Series D Articles Supplementary.

5.          Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company, severally and not jointly, as follows:

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5.1.          Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Common Shares hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.2.          No Public Sale or Distribution. Such Investor is acquiring the Common Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Common Shares for any minimum or other specific term and reserves the right to dispose of the Common Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

5.3.          Investor Status. Except as set forth on Schedule 5.3 hereto, the information provided with respect to such Investor on Exhibit D to the Series C SPA is true and correct. At the time such Investor was offered the Common Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit D-2 to the Series C SPA or set forth on Schedule 5.3 hereto, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

5.4.          General Solicitation. Such Investor is not acquiring the Common Shares as a result of any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

5.5.          Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Common Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

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5.6.          Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials, and all other materials such Investor deemed necessary for the purpose of making an investment decision with respect to the Common Shares, and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company’s business, management and financial affairs and terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor has evaluated the risks of investing in the Common Shares, understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for the Investor.

5.7.          No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

5.8.          No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

5.9.          Prohibited Transactions; Confidentiality. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

5.10.        Restricted Securities. The Investors understand that the Common Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

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5.11.        Legends. It is understood that, except as provided in Section 6.1, certificates evidencing the Common Shares may bear any legend as required by the Blue Sky laws of any state and a restrictive legend in substantially the form set forth in Section 6.1 (and, with respect to Common Shares held in book-entry form, the Transfer Agent will record such a legend or other notation on the share register of the Company).

5.12.        No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the acquisition of the Common Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Common Shares.

5.13.        Certain Information. Each Investor acknowledges that the Company may have material, non-public information not known to the Investors regarding the Common Shares and the Company, including, without limitation, (i) information, including actual and pro forma financial information, with respect to the ARCT IV Acquisition and (ii) information received by the Company on a privileged basis from the attorneys and financial advisers representing the Company and its Board of Directors. Each Investor understands, based on its experience, the disadvantage to which such Investor is subject due to the disparity of information between the Company and such Investor and, notwithstanding this, such Investor has deemed it appropriate to enter into this Agreement and engage in the transactions contemplated hereby.

6.          Restrictions on Transfer; Other Agreements of the Parties.

6.1.          Restrictive Legends. In addition to the legend required by Section 4.07 of the Charter to the extent applicable, any book-entry record with the Transfer Agent, certificate or other document issued in respect of any Common Shares shall be endorsed with the legend set forth below, as appropriate:

(i)          “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACTOF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED (1) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, (2) ABSENT AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR THE SECURITIES LAWS OF SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR SUCH STATES OR, (3) EXCEPT IN A TRANSACTION IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT”; and

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(ii)         any legend required by any applicable state securities law.

The Company shall maintain a copy of this Agreement and any amendments thereto on file in its principal offices, and will make such copy available during normal business hours for inspection to any party hereto or will provide such copy to the Investor or any transferee upon its or their request.

Whenever the legend requirements imposed by this Section 6.1 shall terminate, as provided in Section 6.2, the respective holders of Common Shares for which such legend requirements have terminated shall be entitled to receive from the Company, at the Company’s expense, certificates or book-entry records with the Transfer Agent representing the Common Shares.

6.2.          Notice of Transfer, Opinions of Counsel. Each holder of the Common Shares bearing the restrictive legend set forth in Section 6.1 above (a “Restricted Security”), agrees with respect to any transfer of such Restricted Security to give to the Company (a) written notice describing the transferee and the circumstances, if any, necessary to establish the availability of an exemption from the registration requirements of the Securities Act or any state law and (b) upon reasonable request by the Company to such transferring holder, an opinion of counsel (at the expense of such holder), which is knowledgeable in securities law matters (including in-house counsel), in form and substance reasonably satisfactory to the Company to the effect that the proposed transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act or any state law. If for any reason the Company (after having been furnished with the opinion required to be furnished pursuant to this Section 6.2), shall fail to notify such holder within ten Business Days after such holder shall have delivered such notice of opinion to the Company that, in its or its counsel’s opinion, the transfer may not be legally effective (the “Illegal Transfer Notice”), such holders shall thereupon be entitled to transfer the Restricted Security as proposed. If the holder of the Restricted Security delivers to the Company an opinion of counsel (including in-house counsel or regular counsel to such Investor or its investment adviser) which is in form and substance reasonably satisfactory to the Company that subsequent transfers of such Restricted Security will not require registration under the Securities Act or any state law, and the Company does not provide the holders with an Illegal Transfer Notice as set forth above, the Company will within a reasonable period after such contemplated transfer, at the expense of such holder, deliver new certificates for such Restricted Security which do not bear the Securities Act legend set forth in Section 6.1(i) above. The restrictions imposed by this Section 6 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 promulgated under the Securities Act. The holder of any Restricted Security as to which such restrictions shall have terminated shall be entitled to receive from the Company at the expense of such holder, a new security of the same type but not bearing the restrictive Securities Act legend set forth in Section 6.1 and not containing any other reference to the restrictions imposed by this Section 6. Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this Section 6.2 with respect to the transfer of any securities on which the restrictive legend has been removed in accordance with this Section 6.2. As used in this Section 6.2, the term “transfer” encompasses any sale, transfer or other disposition of any securities referred to herein.

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6.3.          Further Assurances. Each Investor agrees to promptly provide any and all information reasonably requested by the Company in connection with the Company’s compliance with the terms of its Charter, including with respect to the ownership limitations therein, and its continued qualification as a real estate investment trust under the Code.

6.4.          Ownership Limits. Each Investor acknowledges and agrees that its ownership interests in the Company is subject to the “Aggregate Share Ownership Limit” (as defined in the Charter), calculated in accordance with Section 4.07 of Charter, and the rights, obligations and remedies related thereto.

6.5.          Use of Proceeds. The Company intends to use the net proceeds from the sale of the Common Shares to fund part of the cash portion of one or more of the following transactions: (a) up to $56.3 million of the net proceeds for the acquisition of 27 properties with an aggregate contract purchase price of approximately $250.5 million pursuant to that certain purchase and sale agreement entered into with Inland, (b) up to $132.4 million of the net proceeds for the acquisition of 6 properties with an aggregate contract purchase price of approximately $240.4 million pursuant to that certain purchase and sale agreement entered into with Fortress and/or (c) the balance of the net proceeds for the ARCT IV Acquisition. Pending these uses, the Company intends to invest the net proceeds from the sale of the Common Shares in short-term, interest-bearing, investment-grade securities, or as otherwise determined by the Company pursuant to the Company's customary investment policies.

7.          Definitions. As used herein the following terms have the following respective meanings:

“Aggregate Share Ownership Limit” has the meaning ascribed thereto in Section 6.4(b) hereto.

“Affiliate,” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” means this Agreement, as amended, modified or supplemented from time to time, together with any exhibits, schedules, appendices or other attachments thereto.

“Approvals” has the meaning ascribed thereto in Section 3.1(g) hereof.

“ARCT IV Acquisition” means the Company’s pending acquisition of American Realty Capital Trust IV, Inc. pursuant to that certain Agreement and Plan of Merger, dated as of July 1, 2013, between the Company, American Realty Capital Trust IV, Inc. and certain of their subsidiaries.

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“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Charter” means the charter of the Company, as amended to date and presently in effect.

“Closing” has the meaning ascribed thereto in Section 2 hereof.

“Closing Date” means the date and time of the Closing, which shall occur on the third (3rd) Business Day following the closing date of the Company’s pending acquisition of CapLease, Inc. or such other date and time as is mutually agreed to by the Company and each Investor.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” has the meaning ascribed thereto in the recitals hereof.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning ascribed thereto in Section 4.6 hereof.

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning ascribed thereto in Section 8.1(b) hereof.

“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the date that is fifteen (15) days after the Closing Date or, if such date is not a Business Day, the next date that is a Business Day.

“FINRA” has the meaning ascribed thereto in Section 5.3 hereof.

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“GAAP” has the meaning ascribed thereto in Section 4.6 hereof.

“Governmental Authority” means any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

“Illegal Transfer Notice” has the meaning ascribed thereto in Section 6.2 hereof.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Indemnified Party” has the meaning ascribed thereto in Section 9.1(c) hereof.

“Indemnifying Party” has the meaning ascribed thereto in Section 9.1(c) hereof.

“Insolvent” has the meaning ascribed thereto in Section 4.7.

“Investor” has the meaning ascribed thereto in the recitals hereof.

“Lien” means any mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement with respect to any Property or asset of such Person.

“Losses” has the meaning ascribed thereto in Section 8.1(a) hereof.

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“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (ii) material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents, provided, that, none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

“Officer’s Certificate” means a certificate executed on behalf of the Company by the Chief Financial Officer of the Company.

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Preferred Stock Purchase Agreement” means that certain Convertible Preferred Stock Purchase Agreement, dated as September 15, 2013, between the Company and the investors party thereto.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Common Shares issued pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

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“Registration Statement” means each registration statement required to be filed under Section 8 with respect to the Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement

“Restricted Security” has the meaning ascribed thereto in Section 6.2 hereof.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 144A” means Rule 144A as promulgated by the SEC under the Securities Act, and any successor rule or regulation thereto.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning ascribed thereto in Section 4.6 hereof.

“Securities Act” means the Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder, as from time to time amended.

“Selling Expenses” means all underwriting discounts, selling fees or commissions and stock transfer taxes applicable to any sale of Registrable Securities.

“Series D Articles Supplementary” means the articles supplementary classifying and designating a series of preferred stock of the Company as Series D Cumulative Convertible Preferred Stock.

“Series D Preferred Shares” has the meaning ascribed thereto in the Section 1.1 hereof.

“Series E Preferred Shares” shall mean the Series E Cumulative Preferred Stock of the Corporation, par value $0.01 per share, having the preferences and other rights as set forth in the form of Series E Preferred Articles Supplementary attached as Exhibit A-2 to this Agreement

“Short Sales” has the meaning ascribed thereto in Section 5.9 hereof.

“Significant Subsidiary” has the meaning ascribed thereto in Section 4.1 hereof.

“Series C SPA” means that certain Convertible Preferred Stock Purchase Agreement, dated as of June 4, 2013, by and between the Company and the investors party thereto.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that, in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

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“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning ascribed thereto in Section 5.9 hereof.

“Transaction Documents” means, collectively, this Agreement, the schedules and exhibits attached hereto, and any and all agreements, certificates, instruments and other documents of the Company required thereby or executed and delivered pursuant hereto.

“Transfer Agent” means Computershare Trust Company, N.A., or any successor transfer agent for the Company.

8.          Registration Rights.

8.1.          Registration Statement.

(a)          On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement or, if a Registration Statement is then effective, a supplement to the Prospectus, in either case covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision). The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act). This Prospectus or supplement thereto, as applicable, shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form (subject to any changes that may be made in accordance with Section 8.2(a)) attached hereto as Exhibit F.

(b)          The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly without any volume limitations under Rule 144 (the “Effectiveness Period”).

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(c)          Subject to Section 8.4, notwithstanding anything in this Agreement to the contrary (other than Section 8.4), after 120 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective (or Prospectus filed, as appropriate) pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Company’s Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 8.1(c) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period. Immediately after the end of any suspension period under this Section 8.1(c), the Company shall take all necessary actions (including filing any required supplemental Prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

8.2.          Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Investors copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the description of the transactions contemplated by this Agreement, the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b)          (i) Subject to Section 8.1(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any successor provision); and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

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(c)          Notify the Investors as promptly as reasonably possible, and (if requested by the Investors confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (ii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (iii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e)          Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(f)           (i) In the manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application (or applications) covering all of the Registrable Securities; (ii) take all steps necessary to cause such Common Stock to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) except as a result of events provided for in Section 8.1(c), during the Effectiveness Period, maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

(g)          Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

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(h)          Cooperate with the Investors to facilitate the timely preparation and delivery of certificates or book-entry records, as required by the Investors, representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or records, as applicable, shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.

(i)           Upon the occurrence of any event described in Section 8.2(c)(iii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)           Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided, that, the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees in writing to keep such information confidential.

(k)          Comply with all rules and regulations of the SEC applicable to the registration of the Registrable Securities.

(l)           It shall be a condition precedent to the obligations of the Company to complete the registration or Prospectus supplement filing pursuant to this Agreement with respect to the Registrable Securities of any particular Investor that such Investor furnish to the Company any updates to the information specified in Exhibits D-1, D-2 and D-3 to the Series C SPA and such other information regarding itself, the Registrable Securities and other Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit F hereto) as shall be reasonably required to effect the registration of such Registrable Securities or file a Prospectus supplement with respect to the Registrable Securities and shall complete and execute such documents in connection with the foregoing as the Company may reasonably request.

(m)         The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 (or any successor provision) under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 (or any successor provision) under the Securities Act, reasonably promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 (or any successor provision) and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

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8.3.          Registration Expenses. The Company shall pay all fees and expenses (other than Selling Expenses) incurred in connection with the performance of or compliance with Section 8 of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. All Selling Expenses incurred in connection with the sale of Registrable Securities shall be borne by the Investor or other holder selling such Registrable Securities. Each Investor or other holder of Registrable Securities shall pay the expenses of its own counsel and other advisers.

8.4.          Information Blackout. Notwithstanding anything in this Agreement to the contrary, at any time when a Registration Statement or supplement to the Prospectus effected pursuant to Section 8.1 relating to Registrable Securities is effective, upon written notice from the Company to the holders of Registrable Securities that the Company has determined in good faith that offers, sales or resales of Registrable Securities pursuant to the Registration Statement or supplement to the Prospectus, as applicable, would require disclosure by the Company of material non-public information not otherwise required, in the judgment of the Company, to be disclosed under applicable law, the holders of Registrable Securities shall suspend sales of Registrable Securities pursuant to such Registration Statement or supplement to the Prospectus, as applicable, until the earlier of (a) 60 days after the Company makes such good faith determination and (b) such time as the Company notifies the holders of Registrable Securities that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement or supplement to the Prospectus, as applicable, may otherwise be resumed; provided, however, that the Company shall be entitled to suspend sales of Registrable Securities under this Section 8.4 for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period.

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9.          Indemnification; Miscellaneous.

9.1.                Indemnification by the Company.

(a)          Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, each Investor’s officers, directors, agents and employees and each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or based on (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor or its agent for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor or its agent in writing expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that the information provided by the Investor to the Company in Exhibits D-1, D-2 and D-3 to the Series C SPA and the Plan of Distribution set forth on Exhibit F hereto, as the same may be modified by such Investor and other information provided by the Investor to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement and Prospectus, as applicable), or (B) with respect to any Prospectus, if the untrue statement or omission of material fact contained in such Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, if such corrected Prospectus was timely made available by the Company to the Investor, and the Investor or its agent seeking indemnity hereunder was advised in writing not to use the incorrect Prospectus prior to the use giving rise to Losses.

(b)          Indemnification by Investors. Each Investor shall, severally and not jointly, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses (i) arising out of or based on any misrepresentation or breach of any representation or warranty made by such Investor in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) arising out of (A) any violation or purported violation of securities laws by such Investor in connection with any resale of Registrable Securities and (B) any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor or its agent in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor or its agent expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that the information provided by the Investor to the Company in Exhibits D-1, D-2 and D-3 to the Series C SPA and the Plan of Distribution set forth on Exhibit F hereto, as the same may be modified by such Investor and other information provided by the Investor to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement and Prospectus, as applicable). In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

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All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 9.1(c)) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that, the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)          Contribution. If a claim for indemnification under Section 9.1(a) or  (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9.1(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 9.1 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.1(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9.1(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section 9.1 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

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9.2.          Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and, to the extent any such sales are made under the Registration Statement, shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 8.2(c), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates or book-entry records representing Preferred Shares (or shares of Common Stock or Series E Preferred Shares issued upon conversion of Preferred Shares) as set forth in this Section 9.2 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

9.3.          Termination. This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated by the tenth (10th) Trading Day following the date of this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 9.3 shall not be available to any party if the failure of such party to perform any of its obligations under this Agreement has been a principal cause of, or resulted in, the failure of the Closing to be consummated on or before such date. No termination pursuant to this Section 9.3 will affect the right of any party to sue for any breach by the other party (or parties).

9.4.          Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Common Shares.

9.5.          Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

9.6.           Notices. All notices, consents, approvals, waivers or other communications (each, a “Notice”) required or permitted hereunder, except as herein otherwise specifically provided, shall be in writing and shall be: (i) delivered personally or by commercial messenger; (ii) sent via a recognized overnight courier service, or (iii) sent by facsimile or e-mail transmission, provided confirmation of receipt is received by sender and such Notice is sent or delivered contemporaneously by an additional method provided in this Section 9.6; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:

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If to the Company:

American Realty Capital Properties, Inc.

405 Park Avenue

New York, New York 10022

Facsimile: (212) 421-5799

Email: mweil@rcsecurities.com

Attention: Edward M. Weil, Jr.

with a copy to:

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

Facsimile No.: (212) 969-2900

Email: pfass@proskauer.com

Attention:  Peter M. Fass, Esq.

Steven L. Lichtenfeld, Esq.

If to Investor:

At its addresses on the signature page hereto;

Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 9.6. Any Notice shall be deemed given upon actual receipt (or refusal of receipt).

9.7.          Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Section 8 may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

9.8.          Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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9.9.          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Common Shares, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

9.10.        No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 9.1 and (in each case) may enforce the provisions of such Section applicable to them directly against the parties with obligations thereunder.

9.11.        Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF MARYLAND SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

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9.12.        Survival. The representations and warranties contained herein shall survive the Closing for a period of one year following the Closing Date.

9.13.        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

9.14.        Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

9.15.        Replacement of Stock Certificates. If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement stock certificates.

9.16.        Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

9.17.        Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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9.18.        Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in Common Shares (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly Common Shares), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

9.19.        Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to acquire Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

American Realty Capital Properties, Inc.

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

Morgan Stanley Strategic Investments, Inc.

By:	/s/ Scott Pecullan
	Name:	Scott Pecullan
	Title:	Vice President
Address:		1585 Broadway
5th Floor
New York, New York 10036

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

BHR Master Fund, Ltd.

By:	/s/ William Brown
	Name:	William Brown
Title:
Address:		545 Madison Ave., 10th Floor
New York, New York 10022

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

BHR OC Master Fund, Ltd.

By:	/s/ William Brown
	Name:	William Brown
Title:
Address:		545 Madison Ave., 10th Floor
New York, New York 10022

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

Orange Capital: Master I, Ltd.

By:	/s/ Daniel Lewis
	Name:	Daniel Lewis
	Title:	Managing Member
Address:		Orange Capital, LLC
1370 Ave. of Americas, 23F
New York, New York 10019

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

Senator Global Opportunity Intermediate Fund LP

By:	/s/ Evan Gartenlaub
	Name:	Evan Gartenlaub
	Title:	General Counsel
Address:		510 Madison Ave.
New York, New York 10022

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

Senator Global Opportunity Fund LP

By:	/s/ Evan Gartenlaub
	Name:	Evan Gartenlaub
	Title:	General Counsel
Address:		510 Madison Ave.
New York, New York 10022

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

Luxor Capital Partners, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	Authorized Signatory
Address:		1114 Avenue of the Americas, 29th Fl.
New York, New York 10036

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

Luxor Wavefront, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	Authorized Signatory
Address:		1114 Avenue of the Americas, 29th Fl.
New York, New York 10036

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

White Desert A, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	Authorized Signatory
Address:		1114 Avenue of the Americas, 29th Fl.
New York, New York 10036

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement, dated as of September 15, 2013 (the “Agreement”), by and among American Realty Capital Properties, Inc. and the Investors (as defined therein), as to the number of Preferred Shares set forth below, and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Investor:

White Desert B, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	Authorized Signatory
Address:		1114 Avenue of the Americas, 29th Fl.
New York, New York 10036

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares Purchased:

Aggregate Purchase Price:

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Schedule 4.6

•	Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 22, 2013, was filed late.

•	The Company plans to file with the Securities and Exchange Commission one or more amendments to a Registration Statement on Form S-4 (File No. 333-190056) in connection with the ARCT IV Acquisition, which will include certain audited financial information with respect to American Realty Capital Trust IV, Inc. (“ARCT IV”) and certain unaudited pro forma information of the Company and ARCT IV.

Schedule 4.7

•	On May 28, 2013, the Company entered into an Agreement and Plan of Merger (the “CapLease Merger Agreement”) with CapLease, Inc., a Maryland corporation (“CapLease”), Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Safari Merger Sub”), Caplease, LP, a Delaware limited partnership and the operating partnership of the Company (the “CapLease Operating Partnership”), CLF OP General Partner LLC, a Delaware limited liability company and the sole general partner of the CapLease Operating Partnership, and ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of Parent (the “Operating Partnership”). The CapLease Merger Agreement provides for (i) the merger of CapLease with and into Safari Merger Sub, with Safari Merger Sub surviving as a wholly owned subsidiary of the Company, and (ii) the merger of the CapLease Operating Partnership with and into the Operating Partnership, with the Operating Partnership surviving.

•	On July 1, 2013, the Company entered into an Agreement and Plan of Merger (the “ARCT IV Merger Agreement”) with ARCT IV, Thunder Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Thunder Merger Sub”), the Operating Partnership and American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership and the operating partnership of ARCT IV (the “ARCT IV Operating Partnership”). The ARCT IV Merger Agreement provides for (i) the merger of ARCT IV with and into Thunder Merger Sub, with Thunder Merger Sub surviving as a wholly owned subsidiary of the Company, and (ii) the merger of the ARCT IV Operating Partnership with and into the Operating Partnership, with the Operating Partnership surviving.

Schedule 5.3

None.

EXHIBIT A-1

Form of Series D Articles Supplementary

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Articles Supplementary Classifying and Designating a
Series of Preferred Stock as
Series D Cumulative Convertible Preferred Stock
and Fixing Distribution and
Other Preferences and Rights of Such Series

American Realty Capital Properties, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation (the “SDAT”) of Maryland that:

FIRST: Pursuant to authority expressly vested in the Board of Directors by Section 4.03 of the charter of the Corporation (the “Charter”), the Board of Directors adopted resolutions classifying and designating Twenty One Million Seven Hundred Thirty Five Thousand and Eight (21,735,008) shares of authorized but unissued shares of preferred stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”), as Series D Cumulative Convertible Preferred Stock with a liquidation preference of Thirteen Dollars and Fifty Nine Cents ($13.59) per share as set forth herein, possessing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, as described below, which, upon any restatement of the Charter, shall become part of Article IV of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof:

1.                                                NUMBER OF SHARES AND DESIGNATION. This series of Preferred Stock shall be designated as Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Shares”), and the number of Series D Preferred Shares shall be 21,735,008.

2.                     DEFINITIONS. The following terms shall have the meanings indicated:

“19.9% Share Cap” shall have the meaning set forth in Section 14(b).

“Act” shall mean the Securities Act of 1933, as amended.

“Additional Shares” shall have the meaning set forth in Section 7(g)(iv).

“Adjustment Price” shall have the meaning set forth in Section 7(g)(iv).

“Annual Dividend Rate” shall mean 5.81% of the Face Amount per Series D Preferred Share.

“Board of Directors” or “Board” shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series D Preferred Shares.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Cash Conversion Option” shall have the meaning set forth in Section 7(c).

“Cash Conversion Price” means an amount equal to the greater of (i) 102% of the Liquidation Preference and (ii) the one day VWAP of the Common Shares on the date of the Holder Conversion Election Notice.

“Change in Control” shall mean any merger or consolidation of the Corporation in which one or more entities that are not affiliates of the Corporation acquire more than 50% of the Corporation’s outstanding voting equity securities or as a result of which stockholders of the Corporation immediately before such merger or consolidation hold, immediately after such merger or consolidation, less than 50% of the surviving entity’s outstanding common stock.

“Closing Price” means, for any date, the closing price per Common Share for such date (or, if not a Trading Day, the nearest preceding date that is a Trading Day) on the primary Eligible Market or exchange or quotation system on which the Common Shares are then listed or quoted.

“Common Shares” shall mean the shares of common stock, par value $0.01 per share, of the Corporation.

“Common Share Conversion Option” shall have the meaning set forth in Section 7(a).

“Common Share Events” shall have the meaning set forth in Section 7(g).

“Constituent Person” shall have the meaning set forth in Section 7(h).

“Contingent Value Rights Agreement” means that certain Contingent Value Rights Agreement, dated as of June 7, 2013, between the Corporation and certain Holders (as defined therein).

“Continuation Right” shall have the meaning set forth in Section 4.

“Conversion Election Notice” shall mean the Holder Conversion Election Notice or the Corporation Conversion Election Notice, as applicable.

“Conversion Election Date” shall mean the Holder Conversion Election Date or the Corporation Conversion Election Date, as applicable.

“Conversion Option” shall have the meaning set forth in Section 7.

“Conversion Price” shall mean the conversion price per Common Share for which each Series D Preferred Share is convertible. The conversion price shall be lowest of (i) a 2% discount to the VWAP of the common stock for the 10 Trading Days prior to the Conversion Election Date, or in the case of a redemption by the Corporation subject to Section 5(a), the 10 Trading Days prior to the date of the Redemption Notice, (ii) a 2% discount to the closing price on the Conversion Election Date, or in the case of a redemption by the Corporation subject to Section 5(a), the closing price on the date of the Redemption Notice, and (iii) $13.59 (as such amount may be adjusted pursuant to Section 7 hereof, the “Fixed Conversion Price”).

“Current Market Price” shall mean, with respect to the Common Shares, on any date specified herein, the average of the Market Price during the period of the most recent ten consecutive trading days ending on such date.

“Dividend Payment Date” shall mean, with respect to each Dividend Period, the fifteenth (15th) day of each month, commencing on September 15, 2013; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

“Dividend Payment Record Date” shall have the meaning set forth in Section 3(a).

“Dividend Periods” shall mean monthly dividend periods commencing on the first day of each month and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include September 15, 2013).

“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Exchange Cap” shall have the meaning set forth in Section 14(c).

“Face Amount” means $13.59 (as may be adjusted from time to time).

“Fair Market Value” shall mean the fair market value of the Series E Preferred Shares, as of the Conversion Election Date, as determined by a nationally recognized investment bank or valuation firm selected by the holder(s) of the Series D Preferred Shares electing to convert pursuant to a Series E Preferred Share Conversion Option (the costs and expenses of which shall be paid by such electing holders), and reasonably satisfactory to the Corporation. The determination of Fair Market Value by such investment banking or valuation firm shall be delivered to the Corporation and the holder(s) of the Series D Preferred Shares by such firm, and, absent manifest error, such determination shall be binding thereon.

“Initial Conversion Date” means August 31, 2014.

“Issue Date” shall mean the first date on which any Series D Preferred Shares are issued and sold.

“Junior Shares” shall have the meaning set forth in Section 9(c).

“Liquidation” shall mean (A) a dissolution or winding up of the Corporation, whether voluntary or involuntary, (B) a consolidation or merger of the Corporation with and into one or more entities which are not affiliates of the Corporation which results in a Change in Control, or (C) a sale or transfer of all or substantially all of the Corporation’s assets other than to an affiliate of the Corporation.

“Liquidation Preference” shall have the meaning set forth in Section 4(a).

“Market Price” shall mean, with respect to the Common Shares on any date, the last reported sales price, regular way on such day, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The NASDAQ Stock Market (“NASDAQ”) or, if the Common Shares are not listed or admitted for trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted for trading or, if the Common Shares are not listed or admitted for trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Common Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker regularly making a market in the Common Shares selected for such purpose by the Board of Directors or, if there is no such professional market maker, such amount as an independent investment banking firm selected by the Board of Directors determines to be the value of a Common Share.

“Merger Liquidation” shall have the meaning set forth in Section 4(a).

“NASDAQ” shall have the meaning set forth in the definition of Market Price.

“Non-Electing Share” shall have the meaning set forth in Section 7(h).

“Parity Shares” shall have the meaning set forth in Section 9(b).

“Person” shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” shall have the meaning set forth in the Charter.

“Premium” shall have the meaning set forth in Section 4(a).

“Purchase Agreement” means that certain Purchase Agreement, dated September 15, 2013 to be entered into between the Corporation and certain holders of Series C Preferred Shares, pursuant to which Series D Preferred Shares will be sold to such holders.

“Redemption Date” shall mean August 31, 2014.

“Redemption Notice” shall have the meaning set forth in Section 5(a).

“SDAT” shall mean the State Department of Assessments and Taxation of Maryland.

“Securities” shall have the meaning set forth in Section 7(g)(iii).

“Securities Purchase Agreement” means that certain Common Stock Purchase Agreement, dated as of September 15, 2013, between the Corporation and certain Investors (as defined therein).

“Senior Shares” shall have the meaning set forth in Section 10(a).

“Series A Preferred Shares” shall mean the Series A Convertible Preferred Stock of the Corporation, par value $0.01 per share.

“Series B Preferred Shares” shall mean the Series B Convertible Preferred Stock of the Corporation, par value $0.01 per share.

“Series C Preferred Shares” shall mean the Series C Convertible Preferred Stock of the Corporation, par value $0.01 per share.

“Series D Preferred Shares” shall have the meaning set forth in Section 1.

“Series E Preferred Shares” shall mean the Series E Convertible Preferred Stock of the Corporation, par value $0.01 per share, having the preferences and other rights as set forth in the form of Series E Preferred Articles Supplementary attached as Exhibit A-2 to the Purchase Agreement.

“Series E Preferred Share Conversion Option” shall have the meaning set forth in Section 7(b).

“Set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Shares or any class or series of Parity Shares are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series D Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

“Shares” shall have the meaning set forth in the Charter.

“Share Option” shall have the meaning set forth in Section 7(b).

“Trading Day” shall mean any day on which the securities in question are traded on the NASDAQ or, if such securities are not listed or admitted for trading on the NASDAQ, on the principal national securities exchange on which such securities are listed or admitted for trading.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Shares is listed or quoted for trading on the date in question.

“Transaction” shall have the meaning set forth in Section 7(h).

“VWAP” means the dollar volume-weighted average price for the Common Shares on its Trading Market during the period beginning at 9:30:01 a.m., New York City time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the Trading Market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the Trading Market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Shares on a particular date on any of the foregoing bases, the VWAP of the Common Shares shall be the fair market value of the Common Shares on such date as determined by the Board of Directors in good faith.

3.                     DIVIDENDS.

3.1.         The holders of Series D Preferred Shares shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of funds legally available for that purpose, dividends payable in cash at the Annual Dividend Rate. All dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable monthly, when, as and if authorized and declared, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of the Series D Preferred Shares, as they appear on the stock records of the Corporation at the close of business on each record date, which shall not be more than 30 days preceding the applicable Dividend Payment Date (the “Dividend Payment Record Date”), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which shall not be more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. The amount of accrued and unpaid dividends on any Series D Preferred Share at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

3.2.         The amount of dividends payable for each full Dividend Period for the Series D Preferred Shares shall be computed by dividing the Annual Dividend Rate by twelve. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series D Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series D Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series D Preferred Shares, except for any other amounts provided herein.

3.3.         So long as any Series D Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared and paid or set apart for payment on any series or class or classes of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series D Preferred Shares for all Dividend Periods prior to the dividend payment date for such class or classes or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series D Preferred Shares and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series D Preferred Shares and such class or classes or series of Parity Shares.

3.4.         So long as any Series D Preferred Shares are outstanding, no dividends shall be authorized and declared and paid or set apart for payment or other distribution authorized and declared and made upon Junior Shares (other than dividends or other distributions (i) paid in respect of the Common Shares issued pursuant to the Securities Purchase Agreement or stock issued pursuant to the Contingent Value Rights Agreement or (ii) paid solely in Junior Shares, or options, warrants or rights to subscribe for or purchase Junior Shares), nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than (i) a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary or (ii) a purchase or other acquisition of Common Shares made in connection with the restrictions on ownership and transfer set forth in Section 4.07 of the Charter), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series D Preferred Shares and any other Parity Shares shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series D Preferred Shares and all past dividend periods with respect to such Parity Shares.

4.                     LIQUIDATION PREFERENCE.

4.1.         In the event of any Liquidation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series D Preferred Shares shall be entitled (subject to the Continuation Right of such holders described below) to receive an amount in cash equal to the greater of (i) (A) Thirteen Dollars and Fifty Nine Cents ($13.59) per Series D Preferred Share plus dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder (the “Liquidation Preference”) plus (B) 20.0% (the “Premium”), (ii) an amount per Series D Preferred Share equal to the amount that would have been payable had each Series D Preferred Share been converted into Common Shares at the Conversion Price immediately prior to such Liquidation (for purposes of this clause (ii), assuming that the day prior to the Liquidation is the Conversion Election Date) or (iii) the consideration payable to the holders of Common Shares in such Liquidation. The foregoing amounts shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series D Preferred Shares. Until the holders of the Series D Preferred Shares have been paid the Liquidation Preference in full, no payment will be made to any holder of Junior Shares upon Liquidation. If, upon any such Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series D Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series D Preferred Shares and such other Parity Shares ratably in accordance with the amounts that would be payable on such Series D Preferred Shares and such other Parity Shares if all amounts payable thereon were paid in full.

In connection with a Merger Liquidation (as defined below), each holder of Series D Preferred Shares shall have the right (a “Continuation Right”) to elect, by delivering written notice to the Corporation not less than five Business Days prior to the Merger Liquidation, to require the Corporation to make provision for the Series D Preferred Shares to be assumed by the surviving entity as described in Section 7(h); provided, however, notwithstanding the election by any of the holders of the Series D Preferred Shares of the Continuation Right, the Corporation shall have the right, in connection with any Merger Liquidation, to elect, by delivering written notice to the holders of Series D Preferred Shares at any time prior to the Merger Liquidation, to redeem any or all of the outstanding Series D Preferred Shares for an amount per Series D Preferred Share equal to the Liquidation Preference plus the Premium. A “Merger Liquidation” shall be a Liquidation which constitutes a consolidation or merger of the Corporation with one or more entities that are not affiliates of the Corporation and as a result of which the Corporation is not the surviving entity. Upon a merger or consolidation of the Corporation with one or more entities that are affiliates of the Corporation, the Corporation shall make provision for the Series D Preferred Shares to be assumed by the surviving entity as described in Section 7(h).

4.2.         Subject to the rights of the holders of any Parity Shares, upon any Liquidation of the Corporation, after payment shall have been made in full to the holders of Series D Preferred Shares and any Parity Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series D Preferred Shares and any Parity Shares shall not be entitled to share therein.

5.                     REDEMPTION

The Series C Preferred Shares shall be redeemable by the Corporation subject to the provisions of this Section 5.

5.1.         The Corporation, at its option, may redeem the Series D Preferred Shares, in whole but not in part, by providing written notice to each holder of Series D Preferred Shares not later than fifteen Business Days (nor sooner than twenty Business Days) prior to the Redemption Date of its intent to redeem the Series D Preferred Shares on the Redemption Date (the “Redemption Notice”). The Corporation shall redeem for cash on the Redemption Date, out of funds legally available therefor, all, but not less than all, of the outstanding Series D Preferred Shares at an amount equal to the greater of: (i) the product of: (a) the number of Series D Preferred Shares and (b) 102% of the Liquidation Preference and (ii) the product of: (a) the number of Common Shares to which the Series D Preferred Shares would be convertible at the Conversion Price as of the date of the Redemption Notice (assuming conversion on the date of the Redemption Notice) and (b) 102% of the one-day VWAP of the Common Shares on the date of the Redemption Notice. On the Redemption Date, in addition to the payment set forth in the preceding sentence, the Corporation shall pay to each holder of Series D Preferred Shares, in immediately available funds, an amount equal to two percent (2%) of the aggregate Liquidation Preference of such holder’s Series D Preferred Shares.

5.2.         From and after the Redemption Date (i) except as otherwise provided herein, dividends on the Series D Preferred Shares so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding and (iii) all rights of the holders thereof as holders of Series D Preferred Shares shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, and to receive any dividends payable thereon). The Corporation’s obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, any cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series D Preferred Shares so called for redemption. No interest shall accrue for the benefit of the holder of Series D Preferred Shares to be redeemed on any cash so set apart by the Corporation.

6.                     REACQUIRED SHARES TO BE RETIRED. All Series D Preferred Shares that have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class or series.

7.                     CONVERSION. The Series D Preferred Shares shall be convertible and exchangeable as follows: (I) from and after the Initial Conversion Date, the holders of Series D Preferred Shares shall have the right to require the Corporation to convert or exchange (as appropriate) some or all of their Series D Preferred Shares, and, subject to this Section 7, the Corporation shall then have the right to elect one of the options set forth in Section 7(a) – (c) below (collectively, the “Conversion Options”) and (II) at any time when the VWAP of a Common Share for the previous 60 consecutive Trading Days is in excess of $28.00 (as adjusted for Common Share Events), the Corporation shall have the right, at its option, to convert all, but not less than all, of the Series D Preferred Shares into Common Shares.

7.1.         Provided that the issuance of Common Shares in excess of the 19.9% Share Cap as contemplated by Section 8(a) has been duly approved in advance by the holders of Common Shares in accordance with NASDAQ Rule 5635(d), (i) if the conversion is pursuant to Section 7(I), convert such number of Series D Preferred Shares set forth in such holder’s Conversion Election Notice or (ii) if the conversion is pursuant to Section 7(II), convert all, but not less than all, of the Series D Preferred Shares, in each case, into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Liquidation Preference of such Series D Preferred Shares by the Conversion Price, by surrendering such Series D Preferred Shares to be converted, such surrender to be made in the manner provided in paragraph (d)(i) of this Section 7 (the “Common Share Conversion Option”);

7.2.         Convert such number of Series D Preferred Shares set forth in such holder’s Conversion Election Notice into an equal number of fully paid and non-assessable Series E Preferred Shares; provided however, if the Fair Market Value of the Series E Preferred Shares to be issued to such holder (as determined on the Conversion Election Date) is less than Conversion Price, then the Corporation shall issue to each such converting holder a number of additional shares of Series E Preferred Shares so that the aggregate Fair Market Value of the Series E Preferred Shares equals the Conversion Price of the Series D Preferred Shares being converted (the “Series E Preferred Share Conversion Option” and, together with the Common Share Conversion Option, the “Share Options”); or

7.3.         Pay to such holder cash on the Corporation Election Date in an amount equal to the product of the number of Series D Preferred Shares set forth in such Holder’s Conversion Election Notice and the Cash Conversion Price (the “Cash Conversion Option”).

7.4.         Any conversion shall be subject to the following terms and conditions:

(a)          (A) In order to require the Corporation to select a Conversion Option pursuant to Section 7(I), the holder of Series D Preferred Shares shall send a written notice to the Corporation (the “Holder Conversion Election Notice”) that the holder thereof elects to convert such Series D Preferred Shares (the date of such written notice, the “Holder Conversion Election Date”). As promptly as practicable after receipt of a Holder Conversion Election Notice, and in no event later than two (2) Business Days following such receipt (the “Corporation Election Date”), the Corporation shall send a written notice to such holder of Series D Preferred Shares setting forth the Conversion Option it so elects and fixing a conversion date, which will be not more than fifteen (15) Business Days after the Holder Conversion Election Date. In the event the Corporation does not deliver such written notice, it shall be deemed to have elected the Cash Conversion Option. (B) In order for the Corporation to convert Series D Preferred Shares pursuant to Section 7(II), the Corporation shall send a written notice to the holders of Series D Preferred Shares (the “Corporation Conversion Election Notice”) that the Corporation elects to convert such Series D Preferred Shares (the date of such written notice, the “Corporation Conversion Election Date”) fixing a conversion date, which will be not more than fifteen (15) Business Days after the Corporation Conversion Election Date.

Unless the Common Shares or Series E Preferred Shares (in the event of a Share Option) issuable on conversion are to be issued in the same name as the name in which such Series D Preferred Shares are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

(b)          Holders of Series D Preferred Shares at the close of business on any Dividend Payment Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof (and of any accrued and unpaid dividends to the date of conversion) following such Dividend Payment Record Date and prior to such Dividend Payment Date. A holder of Series D Preferred Shares on a Dividend Payment Record Date whose Series D Preferred Shares are converted into Common Shares or Series E Preferred Shares on such Dividend Payment Date will receive the dividend payable by the Corporation on such Series D Preferred Shares on such date, and the converting holder need not pay to the Corporation the amount of such dividend upon conversion.

7.5.         Each conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Election Date, and the person or persons in whose name or names any Common Shares or Series E Preferred Shares, as applicable, shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price (in the event of the Common Share Conversion Option) in effect at such time and on such date unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such notice of conversion shall have been received by the Corporation.

7.6.         No fractional shares or scrip representing fractions of Common Shares or Series E Preferred Shares, as applicable, shall be issued upon conversion of the Series D Preferred Shares. Instead of any fractional interest in a Common Shares or Series E Preferred Shares, as applicable, that would otherwise be deliverable upon the conversion of a Series D Preferred Share, the Corporation shall pay to the holder of such Series D Preferred Share an amount in cash based upon the Current Market Price of Common Shares on the Trading Day immediately preceding the date of conversion. If more than one Series D Preferred Share shall be converted at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series D Preferred Shares so surrendered.

7.7.         The Fixed Conversion Price shall be adjusted from time to time as follows:

(a)          If, after the Issue Date, the Corporation (A) pays a dividend or make a distribution on its shares of capital stock in Common Shares, (B) subdivides its outstanding Common Shares into a greater number of shares, (C) combines its outstanding Common Shares into a smaller number of shares or (D) issues any shares of capital stock by reclassification of its Common Shares (the events set forth in clauses (A), (B), (C) and (D) above being hereinafter referred to as the “Common Share Events”), the Fixed Conversion Price shall be adjusted so that the holder of any Series D Preferred Share thereafter surrendered for conversion shall be entitled to receive the number of Common Shares that such holder would have owned or have been entitled to receive after the happening of any of any Common Share Event, had such Series D Preferred Share been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately upon the opening of business on the day next following the record date (subject to paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately upon the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

(b)          If, after the Issue Date, the Corporation issues rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 days after the record date mentioned below in this subparagraph (ii)) to subscribe for or purchase Common Shares at a price per share less than the Current Market Price per Common Share on the record date for the determination of stockholders entitled to receive such rights, options or warrants, then the Fixed Conversion Price shall be adjusted to equal the price determined by multiplying (A) the Fixed Conversion Price by (B) a fraction, the numerator of which shall be the sum of (I) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (II) the number of Common Shares that the aggregate proceeds to the Corporation from the exercise of such rights, options or warrants for Common Shares would purchase at such Current Market Price, and the denominator of which shall be the sum of (I) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (II) the number of additional Common Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the day next following such record date (subject to paragraph (h) below). In determining whether any rights, options or warrants entitle the holders of Common Shares to subscribe for or purchase Common Shares at less than such Current Market Price, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors, whose determination shall be conclusive, absent manifest error.

(c)          If the Corporation distributes to all holders of its Common Shares any shares of capital stock of the Corporation (other than Common Shares), evidence of its indebtedness or assets or cash dividends in excess of $0.0758 in any month or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the “Securities”), then in each case the Fixed Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (A) the Fixed Conversion Price by (B) a fraction, the numerator of which shall be the Current Market Price per Common Share on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive, absent manifest error) of the portion of the shares of capital stock or assets or cash or evidences of indebtedness so distributed or of such rights or warrants applicable to one Common Share, and the denominator of which shall be the Current Market Price per Common Share on the record date mentioned below. Such adjustment shall become effective immediately upon the opening of business on the day next following (subject to paragraph (h) below) the record date for the determination of stockholders entitled to receive such distribution. For the purposes of this subparagraph (iii), the distribution of a Security, which is distributed not only to the holders of the Common Shares on the date fixed for the determination of stockholders entitled to such distribution of such Security, but also is required to be distributed with each Common Share delivered to a Person converting a Series D Preferred Share after such determination date, shall not require an adjustment of the Fixed Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a person converting a Series D Preferred Share would no longer be entitled to receive such Security with a Common Share (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Fixed Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be “the date fixed for the determination of the stockholders entitled to receive such distribution” and “the record date” within the meaning of the two preceding sentences).

The occurrence of a distribution or the occurrence of any other event as a result of which holders of Series D Preferred Shares shall not be entitled to receive rights, including exchange rights (the “Rights”), pursuant to any stockholders protective rights agreement (the “Agreement”) that may be adopted by the Corporation as if such holders had converted such shares into Common Shares immediately prior to the occurrence of such distribution or event shall not be deemed a distribution of Securities for the purposes of any Fixed Conversion Price adjustment pursuant to this subparagraph (iii) or otherwise give rise to any Fixed Conversion Price adjustment pursuant to this Section 7; provided, however, that in lieu of any adjustment to the Fixed Conversion Price as a result of any such a distribution or occurrence, the Corporation shall make provision so that Rights, to the extent issuable at the time of conversion of any Series D Preferred Shares into Common Shares, shall issue and attach to such Common Shares then issued upon conversion in the amount and manner and to the extent and as provided in the Agreement in respect of issuances at the time of Common Shares other than upon conversion.

(d)          If, at any time or from time to time after the Issue Date, the Corporation issues or sells any Common Shares (other than in connection with any underwritten public offering and issuances to unaffiliated third parties for an acquisition on an arm’s-length basis) (“Additional Shares”) for a consideration per share that is less than the Current Market Price on the Business Day immediately preceding the earlier of the issuance or sale, or public announcement of the issuance or sale, of such Additional Shares, then the Fixed Conversion Price shall be reduced to an amount determined by multiplying the Fixed Conversion Price by a fraction of which (x) the numerator is the sum of (i) the product of (A) the number of Common Shares outstanding immediately prior to such issuance or sale multiplied by (B) the greater of (1) the Fixed Conversion Price and (2) the Closing Price on the date preceding the earlier of the issuance or sale or public announcement of the issuance or sale of such Additional Shares (the greater of (1) and (2) above hereinafter referred to as the “Adjustment Price”) and (ii) the aggregate consideration receivable by the Corporation for the total number of Common Shares so issued or sold, and (y) the denominator equals the product of (i) the sum of (A) the total number of Common Shares outstanding immediately prior to such issuance or sale and (B) the number of additional Common Shares issued or sold, multiplied by (ii) the Adjustment Price. An adjustment made pursuant to this subparagraph (iv) shall be made on the next Business Day following the date on which any such issuance or sale is made and shall be effective retroactively to the close of business on the date of such issuance or sale.

(e)          No adjustment in the Fixed Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. Notwithstanding any other provisions of this Section 7, the Corporation shall not be required to make any adjustment of the Fixed Conversion Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Shares under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Fixed Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

7.8.         If the Corporation becomes party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all Common Shares outstanding, sale of all or substantially all of the Corporation’s assets or recapitalization of the Common Shares but excluding any Common Share Events (each of the foregoing being referred to herein as a “Transaction”), in each case as a result of which Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Series D Preferred Share that is not redeemed or converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Shares into which one Series D Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then for the purpose of this paragraph (h) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (h), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series D Preferred Shares that will contain provisions enabling the holders of the Series D Preferred Shares that remain outstanding after such Transaction to convert their Series D Preferred Shares into the consideration received by holders of Common Shares at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (h) shall similarly apply to successive Transactions.

7.9.         If:

(a)          the Corporation declares a dividend (or any other distribution) on the Common Shares (other than in cash out of assets, based on a fair valuation of assets, in excess of the sum of the liabilities of the Corporation and the amount of stated capital attributable to Common Shares, determined on the basis of the most recent annual consolidated cost basis and current value basis and quarterly consolidated balance sheets of the Corporation and its consolidated subsidiaries available at the time of the declaration of the dividend or distribution); or

(b)          the Corporation grants to the holders of the Common Shares of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants (other than Rights to which the second paragraph of subparagraph (g)(iii) of this Section 7 applies); or

(c)          there shall occur any reclassification of the Common Shares (other than an event to which subparagraph (g) (i) of this Section 7 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a statutory share exchange involving the conversion or exchange of Common Shares into securities or other property, or a self tender offer by the Corporation for all or substantially all of its outstanding Common Shares, or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety and for which approval of any stockholders of the Corporation is required; or

(d)          there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation,

then the Corporation shall cause to be prepared and delivered to the holders of the Series D Preferred Shares at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, self tender offer, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, self tender offer, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

7.10.       Whenever the Fixed Conversion Price is adjusted as herein provided, the Corporation shall promptly prepare and deliver to the holders of the Series D Preferred Shares a notice of such adjustment of the Fixed Conversion Price setting forth the adjusted Fixed Conversion Price and the effective date of such adjustment and an officer’s certificate setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. The Corporation shall mail such notice and such certificate to the holders of each Series D Preferred Share at such holder’s last address as shown on the stock records of the Corporation.

7.11.       In any case in which paragraph (g) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any Series D Preferred Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (h) of this Section 7.

7.12.       There shall be no adjustment of the Fixed Conversion Price in case of the issuance of any shares of capital stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Fixed Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

7.13.       If the Corporation takes any action affecting the Common Shares, other than action described in this Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the Series D Preferred Shares, the Fixed Conversion Price for the Series D Preferred Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

7.14.       The Corporation will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of effecting conversion of the Series D Preferred Shares, the full number of Common Shares deliverable upon the conversion of all outstanding Series D Preferred Shares not theretofore converted. For purposes of this paragraph (n), the number of Common Shares that shall be deliverable upon the conversion of all outstanding shares of Series D Preferred Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

7.15.       If the Corporation elects the Series E Preferred Share Conversion Option, the Corporation shall, on the Corporation Election Date: (i) file the Series E Preferred Articles Supplementary; (ii) provide a certificate of an officer of the Corporation to the effect that the Series E Preferred Share Conversion Option complies with Section 3.1(c), 3.1(f) and 3.1(g) of the Purchase Agreement; (iii) provide such holders with opinions of outside counsel to the Corporation related to the Series E Preferred Shares covering the same issues to the same extent as provided in Section 3.1(j) of the Purchase Agreement, with such changes as would be reasonably be required by context to be determined by the Corporation.

7.16.       If the Corporation elects a Share Option, then Series E Preferred Shares or Common Shares issued by the Corporation, as applicable, shall, upon issuance to such holder, be freely transferrable whether pursuant to Rule 144 without any volume limitations or issued pursuant to an effective registration statement.

Any Common Shares issued upon conversion of the Series D Preferred Shares shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the Common Shares deliverable upon conversion of the Series D Preferred Shares, the Corporation shall take any corporate action that, in the opinion of its counsel, may be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable Common Shares at such adjusted Conversion Price.

The Corporation shall endeavor to list the Common Shares required to be delivered upon conversion of the Series D Preferred Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Shares are listed at the time of such delivery.

7.17.       The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the Series D Preferred Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any Common Shares or other securities or property in a name other than that of the holder of the Series D Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

7.18.       If the Fixed Conversion Price is adjusted from time to time in accordance with this Section 7 as the result of an event that alters the number of outstanding Common Shares (or an event in connection with which the Corporation issues any rights, options or warrants or other securities that, upon exercise or conversion (or otherwise), and such issuance would then alter the number of outstanding Common Shares), then the number of Common Shares issuable hereunder shall be adjusted by multiplying (A) the Common Shares issuable hereunder at such time by (B) a fraction, the numerator of which shall be the Fixed Conversion Price (prior to such adjustment) and the denominator of which shall be the Fixed Conversion Price (following such adjustment).

8.                     CONVERSION IN EXCESS OF THE 19.9% SHARE CAP.

8.1.         In order to issue, in the aggregate, Common Shares pursuant to the Securities Purchase Agreement and the maximum amount of Common Shares upon full conversion of the Series D Preferred Shares pursuant to the Common Share Conversion Option, which aggregate amount would be in excess of the 19.9% Share Cap, the rules of NASDAQ would require that the holders of Common Shares duly approve in advance the issuance of Common Shares in excess of the 19.9% Share Cap.

9.                     PERMISSIBLE DISTRIBUTIONS. In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of capital stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation’s total liabilities.

10.                   RANKING. Any class or series of shares of capital stock of the Corporation shall be deemed to rank:

10.1.       prior or senior to the Series D Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D Preferred Shares (“Senior Shares”);

10.2.       on a parity with the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares (if outstanding) and the Series E Preferred Shares (if issued and outstanding), as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares (if outstanding) and the Series E Preferred Shares (if issued and outstanding), if the holders of such class or series and the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares (if outstanding) and the Series E Preferred Shares (if issued and outstanding) shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Shares”); and

10.3.        junior to the Series D Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Shares or otherwise expressly designated as ranking junior to the Series D Preferred Shares (“Junior Shares”).

11.                   VOTING.

11.1.       Except as otherwise set forth herein, the Series D Preferred Shares shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

11.2.       So long as any Series D Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of Series D Preferred Shares, and at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Charter, including the terms of the Series D Preferred Shares, that materially and adversely affects the voting powers, rights or preferences of the Series D Preferred Shares; provided, however, that if there are more than two unaffiliated holders of Series D Preferred Shares, such majority shall consist of votes from at least two unaffiliated holders; provided, further, however, that (A) the amendment of the provisions of the Charter so as to authorize or create or to increase the number of the authorized shares of, any Senior Shares, Parity Shares or Junior Shares shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the Series D Preferred Shares and (B) any filing with the SDAT by the Corporation in connection with a merger, consolidation or sale of all or substantially all of the assets of the Corporation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter, including the terms of the Series D Preferred Shares.

For purposes of the foregoing provisions of this Section 11, each Series D Preferred Share shall have one (1) vote per share.

12.                   RECORD HOLDERS. The Corporation may deem and treat the record holder of any Series D Preferred Shares as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

13.                   NO PREEMPTIVE RIGHTS. No holder of Series D Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued Shares (whether now or hereafter authorized) or securities of the Corporation convertible into, or carrying a right to subscribe to or acquire, Shares.

14.                   RESTRICTIONS ON OWNERSHIP AND TRANSFER; EXCHANGE CAP.

14.1.       The Series D Preferred Shares are subject to all the limitations, terms and conditions of the Charter applicable to Shares generally, including but not limited to the “Aggregate Share Ownership Limit” and the other terms and conditions (including exceptions and exemptions) of Section 4.07 of the Charter.

14.2.       In no event will the aggregate number Common Shares issued pursuant to the Securities Purchase Agreement and upon conversion of the Series D Preferred Shares issued pursuant to the Purchase Agreement exceed 19.9% of the number of Common Shares outstanding on the Trading Day immediately preceding the date of the Purchase Agreement (as appropriately adjusted for share splits, share dividends, combinations, recapitalizations and the like) (the “19.9% Share Cap), unless the issuance of Common Shares in excess of the 19.9% Share Cap is duly approved in advance by the holders of Common Shares in accordance with NASDAQ Rule 5635(d).

14.3.       Subject to Section 14(b), notwithstanding any other provision contained herein (other than Section 14(b)) or in the Charter, the Corporation shall not be entitled to issue any Common Shares upon conversion of the Series D Preferred Shares, and no holder of Series D Preferred Shares shall have the right to receive upon conversion of the Series D Preferred Shares any Common Shares, if the issuance of such Common Shares would exceed the limit in Section 14(a) or (b) above (the “Exchange Cap”), and no holder shall be issued in the aggregate, pursuant to the Securities Purchase Agreement or upon conversion of the Series D Preferred Shares, Common Shares in an amount greater than the product of the Exchange Cap multiplied by the quotient of (1) (i) the Common Shares issued to such holder pursuant to the Securities Purchase Agreement plus (ii) the Common Shares underlying the Series D Preferred Shares issued to such holder on the Issue Date divided by (2) (i) the aggregate number of Common Shares issued to pursuant to the Securities Purchase Agreement plus (ii) the aggregate number of Common Shares underlying the Series D Preferred Shares issued to such holder on the Issue Date.

For the avoidance of doubt, in the event a particular holder of Series D Preferred Shares is subject to the limit in Section 14(a), the shares otherwise issuable to such holder shall be available for issuance to the remaining holders of Series D Preferred Shares on a pro rata basis. The foregoing provisions of this Section 14 shall not be construed to limit the applicability to the Series D Preferred Shares of any other term or provision of the Charter.

15.                   TAX MATTERS

(a)          Not less than ten (10) days prior to (i) a redemption of the Series D Preferred Shares pursuant to Section 5, (ii) a conversion of the Series D Preferred Shares pursuant to Section 7, or (iii) a payment of cash or the issuance of additional shares of stock pursuant to the Contingent Value Rights Agreement, the Corporation shall give written notice to the holders of Series D Preferred Shares. If (a) any holder of Series D Preferred Shares (or, in the case of a holder which is a partnership or disregarded entity for U.S. federal income tax purposes, any direct or indirect partner, member or owner of such holder) (any such person, a “Tax-Indemnified Person”) is advised by such Tax-Indemnified Person’s tax advisors to pay, or (b) the U.S. taxing authorities seek to impose on any Tax-Indemnified Person, a tax pursuant to Section 897 of the Code in respect of (i) a sale or other disposition (including a redemption or conversion) of such Series D Preferred Shares, or (ii) a payment of cash or the issuance of additional shares pursuant to the Contingent Value Rights Agreement, the Corporation shall indemnify such Tax-Indemnified Person, on an after-tax basis, for the amount of such tax, including any interest or penalties thereon.

(b)          It is the intention of the parties that no payments or transactions with respect to the Series D Preferred Shares, any common stock into which the Series D Preferred Shares have been converted, or any stock which has been issued in respect of the Contingent Value Rights Agreement, other than cash dividends payable pursuant to Section 3(a), shall be treated for U.S. Federal income tax purposes as a dividend.

(i)          In the event the Corporation treats (i) a payment in redemption of the Series D Preferred Shares pursuant to Section 5, (ii) a conversion of the Series D Preferred Shares pursuant to Section 7, (iii) any payment or issuance of additional stock pursuant to the Contingent Value Rights Agreement or (iv) any other payment, issuance of stock, or other transaction with respect to the Series D Preferred Shares, any common stock into which the Series D Preferred Shares has been converted, or any stock which has been issued in respect of the Contingent Value Rights Agreement, other than cash dividends payable pursuant to Section 3(a), as a dividend for U.S. Federal income tax purposes (including, without limitation, as a result of the application of Sections 302 or 305 of the Code), then the Corporation shall pay to the holders of Series D Preferred Shares an additional amount such that the net amount paid or issued, after any required withholding with respect to such payment or issuance and such additional amount, shall be equal to the amount that would have been received by the direct or indirect holder of the Series D Preferred Stock had withholding not been required.

(ii)         In the event that (A) the United States taxing authorities successfully take the position that (i) a payment in redemption of the Series D Preferred Shares pursuant to Section 5, (ii) a conversion of the Series D Preferred Shares pursuant to Section 7, (iii) any payment or issuance of additional stock pursuant to the Contingent Value Rights Agreement or (iv) any other payment, issuance of stock, or other transaction with respect to the Series D Preferred Shares, any common stock into which the Series D Preferred Shares have been converted, or any stock which has been issued in respect of the Contingent Value Rights Agreement, other than cash dividends payable pursuant to Section 3(a), should be treated for U.S. Federal income tax purposes as a dividend (including, without limitation, as a result of the application of Sections 302 or 305 of the Code), (B) Section 14(c)(i) a does not apply, then the Corporation shall indemnify the direct or indirect holders of Series D Preferred Shares, on an after-tax basis, for the withholding tax actually imposed on such holders in respect of such dividend.

SECOND: The Series D Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

EXHIBIT A-2

Form of Series E Articles Supplementary

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Articles Supplementary Classifying and Designating a
Series of Preferred Stock as
Series E Cumulative Preferred Stock
and Fixing Distribution and
Other Preferences and Rights of Such Series

American Realty Capital Properties, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation (the “SDAT”) of Maryland that:

FIRST: Pursuant to authority expressly vested in the Board of Directors by Section 4.03 of the charter of the Corporation (the “Charter”), the Board of Directors adopted resolutions classifying and designating Forty Million Three Hundred Ninety Seven Thousand One Hundred Eighty Two (40,397,182) shares of authorized but unissued shares of preferred stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”), as Series E Cumulative Preferred Stock with a liquidation preference of Thirteen Dollars and Fifty Nine Cents ($13.59) per share as set forth herein, possessing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions as described below, which, upon any restatement of the Charter, shall become part of Article IV of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof:

1.                                                NUMBER OF SHARES AND DESIGNATION. This series of Preferred Stock shall be designated as Series E Cumulative Preferred Stock (the “Series E Preferred Shares”), and the number of Series E Preferred Shares shall be 40,397,182.

2.                     DEFINITIONS. The following terms shall have the meanings indicated:

“Annual Dividend Rate” shall equal (i) LIBOR plus (ii) 6.50% of the Face Amount, plus (iii) if the Corporation shall declare and pay a dividend on its Common Shares for any Dividend Period in excess of $0.10 per Common Share (as equitably adjusted for share splits, share dividends, combinations, recapitalizations and the like), the amount of dividends payable on each Series D Preferred Share for such Dividend Period only shall be increased by an amount equal to (A) the amount of dividends declared and paid on each Common Share minus (B) $0.10 (as so adjusted).

“Board of Directors” or “Board” shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series E Preferred Shares.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Change in Control” shall mean any merger or consolidation of the Corporation in which one or more entities that are not affiliates of the Corporation acquire more than 50% of the Corporation’s outstanding voting equity securities or as a result of which stockholders of the Corporation immediately before such merger or consolidation hold, immediately after such merger or consolidation, less than 50% of the surviving entity’s outstanding common stock.

“Contingent Value Rights Agreement” means that certain Contingent Value Rights Agreement, dated as of June 4, 2013, between the Corporation and certain Investors (as defined therein).

“Continuation Right” shall have the meaning set forth in Section 4.

“Dividend Payment Date” shall mean, with respect to each Dividend Period, the fifteenth (15th) day of each month, commencing on the fifteenth (15th) day of the month following the Issue Date; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

“Dividend Payment Record Date” shall have the meaning set forth in Section 3(a).

“Dividend Periods” shall mean monthly dividend periods commencing on the first day of each month and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date).

“Face Amount” means $15.67 (as may be adjusted from time to time).

“Issue Date” shall mean the first date on which any Series E Preferred Shares are issued and sold.

“Junior Shares” shall have the meaning set forth in Section 6(c).

“Liquidation” shall mean (A) a dissolution or winding up of the Corporation, whether voluntary or involuntary, (B) a consolidation or merger of the Corporation with and into one or more entities which are not affiliates of the Corporation which results in a Change in Control, or (C) a sale or transfer of all or substantially all of the Corporation’s assets other than to an affiliate of the Corporation.

“Liquidation Preference” shall have the meaning set forth in Section 4(a).

“LIBOR” shall mean the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a one-month period commencing on the first day of the relevant interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on the LIBOR Determination Date for that interest period. If such rate does not appear on Reuters Page LIBOR01 (or its successor), LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars for a one-month period commencing on the first day of that interest period and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Corporation, at approximately 11:00 a.m., London time, on the LIBOR determination date for that interest period. The Corporation will request the principal London office of each of these banks to provide a quotation of such bank’s rate. If at least two such quotations are provided, one-month LIBOR with respect to that interest period will be the arithmetic mean (rounded upward if necessary to the nearest whole multiple of 0.00001%) of such quotations. If fewer than two quotations are provided, one-month LIBOR with respect to that interest period will be the arithmetic mean (rounded upward if necessary to the nearest whole multiple of 0.00001%) of the rates quoted by three major banks in New York City selected by the Corporation, at approximately 11:00 a.m., New York City time, on the first day of that interest period for loans in U.S. dollars to leading European banks for a one-month period commencing on the first day of that interest period and in a principal amount of not less than $1,000,000. However, if fewer than three banks selected by the Corporation to provide quotations are quoting as described above, LIBOR for that interest period will be the same as one-month LIBOR as determined for the previous interest period.

“LIBOR Determination Date” means the first London Banking Day of the relevant interest period.

“London Banking Day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London.

“Merger Liquidation” shall have the meaning set forth in Section 4(a).

“Parity Shares” shall have the meaning set forth in Section 6(b).

“Person” shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” shall have the meaning set forth in the Charter.

“Redemption Premium” shall mean the applicable premium to the Liquidation Preference payable by the Corporation in connection with the redemption of Series E Preferred Shares as set forth in Section 5(a).

“SDAT” shall mean the State Department of Assessments and Taxation of Maryland.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 4, 2013, between the Corporation and certain Investors (as defined therein).

“Senior Shares” shall have the meaning set forth in Section 6(a).

“Series A Preferred Shares” shall mean the Series A Convertible Preferred Stock of the Corporation, par value $0.01 per share.

“Series B Preferred Shares” shall mean the Series B Convertible Preferred Stock of the Corporation, par value $0.01 per share.

“Series D Preferred Shares” shall mean the Series D Cumulative Convertible Preferred Stock of the Corporation, par value $0.01 per share.

“Series E Preferred Shares” shall have the meaning set forth in Section 1.

“Set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of shares of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Shares or any class or series of Parity Shares are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series E Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

“Shares” shall have the meaning set forth in the Charter.

3.                     DIVIDENDS.

3.1.         The holders of Series E Preferred Shares shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation out of funds legally available for that purpose, dividends payable in cash at the Annual Dividend Rate. All dividends shall be cumulative from the date such Series E Preferred Shares are issued (but shall include accrued but unpaid dividends on the Series D Preferred Shares that have been exchanged for the Series E Preferred Shares), whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable monthly, when, as and if authorized and declared, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the date such Series E Preferred Shares are issued. Each such dividend shall be payable in arrears to the holders of record of the Series E Preferred Shares, as they appear on the stock records of the Corporation at the close of business on each record date, which shall not be more than 30 days preceding the applicable Dividend Payment Date (the “Dividend Payment Record Date”), as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which shall not be more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. The amount of accrued and unpaid dividends on any Series E Preferred Share at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

3.2.         The amount of dividends payable for each full Dividend Period for the Series E Preferred Shares shall be computed by dividing the Annual Dividend Rate by twelve. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series E Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series E Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series E Preferred Shares, except for any other amounts provided herein.

3.3.         So long as any Series E Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared and paid or set apart for payment on any series or class or classes of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Shares for all Dividend Periods prior to the dividend payment date for such class or classes or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series E Preferred Shares and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series E Preferred Shares and such class or classes or series of Parity Shares.

3.4.         So long as any Series E Preferred Shares are outstanding, no dividends shall be authorized and declared and paid or set apart for payment or other distribution authorized and declared and made upon Junior Shares (other than dividends or other distributions (i) paid in respect of the Common Shares issued pursuant to the Securities Purchase Agreement or stock issued pursuant to the Contingent Value Rights Agreement or (ii) paid solely in Junior Shares, or options, warrants or rights to subscribe for or purchase Junior Shares), nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than (i) a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary or (ii) a purchase or other acquisition of Common Shares made in connection with the restrictions on ownership and transfer set forth in Section 4.07 of the Charter), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case the full cumulative dividends on all outstanding Series E Preferred Shares and any other Parity Shares shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series E Preferred Shares and all past dividend periods with respect to such Parity Shares.

4.                     LIQUIDATION PREFERENCE.

4.1.         In the event of any Liquidation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series E Preferred Shares shall be entitled (subject to the Continuation Right of such holders described below) to receive an amount in cash equal to the greater of (i) (A) Fifteen Dollars and Sixty-Seven Cents ($15.67) per Series E Preferred Share plus dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder (the “Liquidation Preference”) plus (B) 20.0% or (ii) the consideration payable to the holders of Common Shares in such Liquidation. The foregoing amounts shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series E Preferred Shares. Until the holders of the Series E Preferred Shares have been paid the Liquidation Preference in full, no payment will be made to any holder of Junior Shares upon Liquidation. If, upon any such Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series E Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series E Preferred Shares and such other Parity Shares ratably in accordance with the amounts that would be payable on such Series E Preferred Shares and such other Parity Shares if all amounts payable thereon were paid in full.

In connection with a Merger Liquidation (as defined below), each holder of Series E Preferred Shares shall have the right (a “Continuation Right”) to elect, by delivering written notice to the Corporation not less than five Business Days prior to the Merger Liquidation, to require the Corporation to make provision for the Series E Preferred Shares to be assumed by the surviving entity as described in Section 4(e); provided, however, notwithstanding the election by any of the holders of the Series E Preferred Shares of the Continuation Right, the Corporation shall have the right, in connection with any Merger Liquidation, to elect, by delivering written notice to the holders of Series E Preferred Shares at any time prior to the Merger Liquidation, to redeem any or all of the outstanding Series E Preferred Shares for an amount per Series E Preferred Share equal to the Liquidation Preference plus the Redemption Premium. A “Merger Liquidation” shall be a Liquidation which constitutes a consolidation or merger of the Corporation with one or more entities that are not affiliates of the Corporation and as a result of which the Corporation is not the surviving entity. Upon a merger or consolidation of the Corporation with one or more entities that are affiliates of the Corporation, the Corporation shall make provision for the Series E Preferred Shares to be assumed by the surviving entity as described in Section 7(e).

4.2.         Subject to the rights of the holders of any Parity Shares, upon any Liquidation of the Corporation, after payment shall have been made in full to the holders of Series E Preferred Shares and any Parity Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series E Preferred Shares and any Parity Shares shall not be entitled to share therein.

5.                     The Series E Preferred Shares are not redeemable prior to the first anniversary of the Issue Date. Following the first anniversary of the Issue Date, the Series E Preferred Shares shall be redeemable by the Corporation subject to the provisions of this Section 5.

5.1.         The Corporation, at its option, may redeem the Series E Preferred Shares, in whole but not in part, for cash out of funds legally available therefor, by providing not less than 30 days’ nor more than 60 days’ prior written notice to each holder of Series E Preferred Shares of its intent to redeem the Series E Preferred Shares, setting forth the date fixed for redemption (the “Redemption Date”), at a price per Series E Preferred Share equal: (i) if the redemption occurs between the day following the first anniversary of the Issue Date and on or prior to the second anniversary of the Issue Date, to the Liquidation Preference plus a Redemption Premium equal to five percent (5.0%) of the Liquidation Preference; (ii) if the redemption occurs between the day following the second anniversary of the Issue Date and on or prior to the third anniversary of the Issue Date, to the Liquidation Preference plus a Redemption Premium equal to four percent (4.0%) of the Liquidation Preference; (iii) if the redemption occurs between the day following the third anniversary of the Issue Date and on or prior to the fourth anniversary of the Issue Date, to the Liquidation Preference plus a Redemption Premium equal to three percent (3.0%) of the Liquidation Preference; (iv) if the redemption occurs between the day following the fourth anniversary of the Issue Date and on or prior to the fifth anniversary of the Issue Date, to the Liquidation Preference plus a Redemption Premium equal to two percent (2.0%) of the Liquidation Preference; or (v) if the redemption occurs after the fifth anniversary of the Issue Date, to the Liquidation Preference, in each case, plus accrued and unpaid dividends thereon to the Redemption Date.

5.2.         From and after the Redemption Date, (i) except as otherwise provided herein, dividends on the Series E Preferred Shares so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding and (iii) all rights of the holders thereof as holders of Series E Preferred Shares shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, and to receive any dividends payable thereon). The Corporation’s obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has an office in the Borough of Manhattan, City of New York and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, any cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series E Preferred Shares so called for redemption. No interest shall accrue for the benefit of the holder of Series E Preferred Shares to be redeemed on any cash so set apart by the Corporation.

6.                     REACQUIRED SHARES TO BE RETIRED. All Series E Preferred Shares that have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class or series.

7.                     PERMISSIBLE DISTRIBUTIONS. In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of capital stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Corporation’s total liabilities.

8.                     RANKING. Any class or series of shares of capital stock of the Corporation shall be deemed to rank:

8.1.         prior or senior to the Series E Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series E Preferred Shares (“Senior Shares”);

8.2.         on a parity with the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares and the Series D Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares and the Series D Preferred Shares, if the holders of such class or series and the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares and the Series D Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Shares”); and

8.3.         junior to the Series E Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Shares or otherwise expressly designated as ranking junior to the Series E Preferred Shares (“Junior Shares”).

9.                     VOTING.

9.1.         Except as otherwise set forth herein, the Series E Preferred Shares shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

9.2.         So long as any Series E Preferred Shares are outstanding, in addition to any other vote or consent of stockholders required by the Charter, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of Series E Preferred Shares, and at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Charter, including the terms of the Series E Preferred Shares, that materially and adversely affects the voting powers, rights or preferences of the Series E Preferred Shares; provided, however, that if there are more than two unaffiliated holders of Series E Preferred Shares, such majority shall consist of votes from at least two unaffiliated holders; provided, further, however, that (A) the amendment of the provisions of the Charter so as to authorize or create or to increase the number of the authorized shares of, any Senior Shares, Parity Shares or Junior Shares shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the Series E Preferred Shares and (B) any filing with the SDAT by the Corporation in connection with a merger, consolidation or sale of all or substantially all of the assets of the Corporation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Charter, including the terms of the Series E Preferred Shares.

For purposes of the foregoing provisions of this Section 9, each Series E Preferred Share shall have one (1) vote per share.

10.                   RECORD HOLDERS. The Corporation may deem and treat the record holder of any Series E Preferred Shares as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

11.                   NO PREEMPTIVE RIGHTS. No holder of Series E Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued Shares (whether now or hereafter authorized) or securities of the Corporation convertible into, or carrying a right to subscribe to or acquire, Shares.

12.                   RESTRICTIONS ON OWNERSHIP AND TRANSFER; EXCHANGE CAP. The Series E Preferred Shares are subject to all the limitations, terms and conditions of the Charter applicable to Shares generally, including but not limited to the “Aggregate Share Ownership Limit” and the other terms and conditions (including exceptions and exemptions) of Section 4.07 of the Charter.

SECOND: The Series E Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

EXHIBIT B

Company Certificate

AMERICAN REALTY CAPITAL PROPERTIES, INC.

OFFICERS’ CERTIFICATE

In connection with the issuance and sale of shares of common stock of American Realty Capital Properties, Inc., a Maryland corporation (the “Company”) pursuant to the Common Stock Purchase Agreement dated September 15, 2013 (the “Agreement”), among the Company and the Investors named therein, the undersigned, Brian S. Block, in his capacity as Chief Financial Officer of the Company hereby certifies to the Investors on behalf of the Company that:

1.	The representations and warranties of the Company set forth in Section 4 of the Agreement (other than those that relate to a particular date or period earlier than the Closing Date) are correct in all material respects when made and at the time of the Closing, after giving effect to the sale of the Preferred Shares and the other transactions contemplated to be consummated at the Closing by the Agreement and the other Transaction Documents, except that any representation or warranty that relates to a particular date or period earlier than the Closing Date was true in all material respects as of such date or period.

2.	The Company has performed and complied with, in all material respects, all agreements and conditions contained in the Agreement required to be performed or complied with by it prior to or at the Closing.

Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has affixed his signature hereto this ___ day of __________, 2013.

American realty capital properties, inc.

By:
Name: Brian S. Block
Title: Chief Financial Officer

EXHIBIT C

Investor Certificate

AMERICAN REALTY CAPITAL PROPERTIES, INC.

OFFICERS’ CERTIFICATE

In connection with the issuance and sale of shares of common stock of American Realty Capital Properties, Inc., a Maryland corporation pursuant to the Common Stock Purchase Agreement dated September 15, 2013 (the “Agreement”), among the American Realty Capital Properties, Inc. and the Investors named therein, the undersigned, [_________], in his capacity as [_________] of the [NAME OF INVESTOR] (the “Company”) hereby certifies to the American Realty Capital Properties, Inc. on behalf of the Company that:

1.	The representations and warranties of the Investors in Section 5 of the Agreement (other than those that relate to a particular date or period earlier than the Closing Date) are correct in all material respects when made and on the Closing Date and any representations or warranty that relates to a particular date or period earlier than the Closing Date was true in all material respects as of such earlier date or period.

2.	The Company has performed and complied with, in all material respects, all agreements and conditions contained in the Agreement required to be performed or complied with by it prior to or at the Closing.

Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has affixed his signature hereto this ___ day of ___________, 2013.

[NAME OF INVESTOR]

By:
Name:
Title:

EXHIBIT D-1

Proskauer Opinion

EXHIBIT D-2

Venable Opinion

EXHIBIT E

PLAN OF DISTRIBUTION

We are registering the common stock previously issued to the selling stockholders to permit the resale of such shares by such holders from time to time after the date of this prospectus supplement. We will not receive any of the proceeds from the sale or other distribution of shares of common stock by the selling stockholders pursuant to this prospectus supplement.

The selling stockholders may, from time to time, sell any or all of the shares of our common stock beneficially owned by them and offered hereby directly or through one or more underwriters, broker-dealers or agents. The selling stockholders will be responsible for any underwriting discounts or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	on NASDAQ or any other national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	through ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	through block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	in an exchange distribution in accordance with the rules of the applicable exchange;

•	in privately negotiated transactions;

•	through the settlement of short sales;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may sell shares under Rule 144 promulgated under the Securities Act of 1933, as amended, or the Securities Act, rather than under this prospectus supplement.

In addition, the selling stockholders may enter into hedging transactions with broker-dealers which may engage in short sales of shares in the course of hedging the positions they assume with the selling stockholders. The selling stockholders also may sell shares short and deliver the shares to close out such short position. The selling stockholders also may enter into option or other transactions with broker-dealers that require the delivery by such broker-dealers of the shares, which shares may be resold thereafter pursuant to this prospectus supplement.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of our common stock for whom they may act as agent or to whom they may sell as principal, or both (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be less than or in excess of those customary in the types of transactions involved).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any compensation received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. While neither we nor any selling stockholder can presently estimate the amount of such compensation, if applicable, in compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the aggregate maximum discount, commission, agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of any offering pursuant to this prospectus supplement or pricing supplement, as the case may be. However, it is anticipated that the maximum commission or discount to be received in any particular offering of securities will be less than this amount.

We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities arising under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

Because selling stockholders may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, the selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, which may include delivery through the facilities of NASDAQ pursuant to Rule 153 under the Securities Act.

The selling stockholders will be subject to the Securities Exchange Act of 1934, as amended, or the Exchange Act, including Regulation M promulgated thereunder, which may limit the timing of purchases and sales of common stock by the selling stockholders and their affiliates.

Upon being notified by a selling stockholder that any material arrangement has been entered into with a broker-dealer or underwriter for the sale of shares of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus supplement, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s) or underwriter(s), (ii) the number of shares of common stock involved, (iii) the price at which such shares were or will be sold, (iv) the commissions paid or to be paid or discounts or concessions allowed to such broker-dealer(s) or underwriter(s), where applicable, (v) that, as applicable, such broker-dealer(s) or underwriter(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus supplement or the accompanying prospectus and (iv) other facts material to the transaction.

There can be no assurance that the selling stockholders will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus supplement or the accompanying prospectus form a part.

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